UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026

Artiva Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42179	83-3614316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5505 Morehouse Drive, Suite 100

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 267-4467

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ARTV	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 27, 2026, Artiva Biotherapeutics, Inc. (the “Company”) issued a press release announcing that it is halting all further development of AlloNK® (AB-101) and initiating a process to explore strategic alternatives to maximize stockholder value. In the press release, the Company also announced that it had preliminary cash, cash equivalents and investments of approximately $319.1 million as of September 30, 2026. A copy of the press release is attached as Exhibit 99.1 hereto.

The cash, cash equivalents and investments amount as of September 30, 2026 is preliminary and may change, is based on information available to management as of the date of this Current Report and is subject to completion by management of the financial statements as of and for the quarter ended September 30, 2026. There can be no assurance that the Company’s cash, cash equivalents and investments as of September 30, 2026 will not differ from these preliminary amounts. The preliminary financial data included in this Current Report has been prepared by and is the responsibility of the Company’s management. The Company’s independent registered public accounting firm has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data, and does not express an opinion or any other form of assurance with respect thereto. Complete quarterly results will be included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

The information contained under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On October 22, 2026, the board of directors of the Company approved the discontinuation of the Company’s development of AlloNK® (AB-101), its non-genetically modified, allogeneic natural killer (NK) cell therapy candidate, as the Company conducts a process to explore strategic alternatives to maximize stockholder value, which includes a plan to implement a reduction of the Company’s workforce by approximately 94% of the Company’s current employee base (the “Wind Down”). At this time, the Company cannot reasonably estimate the total costs and charges in connection with the Wind Down. These costs and charges will relate primarily to contract termination and other costs related to the discontinuation of its clinical trials, costs related to leases, other existing liabilities and operational closing activities, and costs related to the workforce reduction. The Company expects to complete the workforce reduction in the first quarter of 2027 and to incur a significant majority of the costs related to the Wind Down in the fourth quarter of 2026. The Company may also incur other charges or cash expenditures not currently contemplated due to events that may occur as a result of, or associated with, the Wind Down. The estimated timing of the Wind Down as well as the estimated timing of the related costs, are subject to a number of assumptions and actual results may differ.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report on Form 8-K are forward-looking statements. The words “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “design,” “enable,” “expect,” “initiate,” “intend,” “may,” “estimate,” “on-track,” “ongoing,” “plan,” “potential,” “should,” “target,” “update,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the Company’s statements regarding its workforce reduction and the expected timing of its completion, wind-down of clinical activities and exploration of strategic alternatives, including the timing and outcome of that process and its ability to maximize stockholder value, the scope and the timing of the Wind Down and the timing of the expected costs associated with the Wind Down, and other statements that are not historical fact. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and undue reliance should not be placed on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including, without limitation, market conditions and availability of acceptable strategic alternatives, the Company’s ability to complete the Wind Down in a timely and cost-effective manner, the Company’s ability to retain the personnel needed to complete the Wind Down and conduct the strategic alternatives process; the Company’s ability to identify, negotiate and complete a strategic transaction on acceptable terms, or at all, and the risk that any such transaction does not deliver the anticipated value to stockholders. The estimated timing of the Wind Down as well as the estimated timing of the related costs, are subject to a number of assumptions and actual results may differ. These and other risks are described in greater detail under the caption “Risk Factors” included in the Company’s most recent annual or quarterly report and in other reports it has filed or may file with the Securities and Exchange Commission. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated October 27, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artiva Biotherapeutics, Inc.

By:	/s/ Fred Aslan
Fred Aslan, M.D.
Chief Executive Officer

Dated: October 27, 2026